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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-14443) of Jerry's Famous Deli, Inc. of our report dated March 15, 2000 relating to the consolidated financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
March 27, 2000